Exhibit 99.1

Offerpad, a Leading Tech-Enabled Real Estate Solutions Platform, Announces Plans to Become Publicly Traded via Merger with Supernova Partners Acquisition Company

•	Offerpad’s mission is to provide the best way to buy and sell a home. Period.

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Offerpad’s one-stop Real Estate Solutions Center and leading digital platform – which includes iBuying – empowers homeowners with modern, customizable solutions and a streamlined home selling experience.

•	Supernova is led by Spencer Rascoff, entrepreneur and co-founder and former CEO of Zillow; Alexander Klabin, CEO of Ancient; Supernova CEO Robert Reid; and Supernova CFO Michael Clifton.

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Transaction values Offerpad at a post-transaction equity value of approximately $3.0 billion and is expected to provide up to $650 million in gross cash proceeds, including a fully committed PIPE of $200 million and $50 million direct investment by affiliates of Supernova, as well as up to $403 million of cash held in the trust account of Supernova.

•	PIPE investors include funds and accounts managed by BlackRock and Zimmer Partners, as well as national homebuilder Taylor Morrison Home Corp.

•	Management of Offerpad and Supernova will host an investor call at 10:00 am EST on Thursday, March 18, to discuss the proposed transaction. Details are below.

Phoenix, AZ — Mar. 18, 2021 — Offerpad, Inc. (“Offerpad”) announced today that it has entered into a definitive merger agreement with Supernova Partners Acquisition Company, Inc. (“Supernova”) (NYSE: SPNV), a publicly traded special purpose acquisition company. When the transaction closes, the publicly traded company will be named Offerpad Solutions Inc. and its Class A common stock is expected to be listed on the New York Stock Exchange under the ticker “OPAD.”

Offerpad, which was founded in 2015, is a leading real estate solutions platform that projects to generate revenue of $1.4 billion in 2021. Offerpad’s tech-enabled platform and team of real estate solutions experts empower homeowners to buy and sell homes online quickly and easily. Homeowners can request a free, 24-hour cash offer online in less than three minutes, partner with Offerpad to list a home with a back-up cash offer, or buy one of the thousands of homes available on Offerpad.com. Add-ons, such as show-ready home services; home improvement advances; extended stay options; and title and mortgage services allow customers to personalize the home selling and buying experience even more.

Despite growing consumer demand for an easier and more convenient way to buy and sell homes, online penetration in real estate is low compared with other industries, at less than 1 percent of the $1.6 trillion total addressable market. By partnering with Supernova to become a public company, Offerpad expects it will be able to accelerate its growth to capture more of this market opportunity.

Offerpad’s experienced tech and real estate leadership team created a highly efficient iBuying business, while raising less capital than competitors. Offerpad currently operates in 900+ cities and towns across the country and plans to expand nationwide.

Supernova is led by Spencer Rascoff, a serial entrepreneur who co-founded Hotwire, Zillow, dot.LA and Pacaso and who led Zillow as CEO for nearly a decade; Alexander Klabin, founder and CEO of Ancient who co-founded Senator Investment Group; Robert Reid, an investor who worked for 21 years at Blackstone in its Private Equity Group; and Michael Clifton, an investor who was most recently a senior investment professional at The Carlyle Group.

Management Comments

Brian Bair, CEO and founder, Offerpad

“I’ve been in real estate for decades and always knew there would be a better way to sell and buy homes. iBuying is coming into its moment, as consumers increasingly want to transact online. At Offerpad, we combine the technology that makes it possible, with local real estate experts that provide fantastic customer service to sellers and buyers—all of which allows us to turn over homes more efficiently than anyone else in the category. Our team’s combination of grit and real estate experience have helped us complete around 30,000 transactions and achieve nearly $7 billion in gross transaction volume since inception, and we are now poised for fast growth as a public company.”

Spencer Rascoff, co-chair of Supernova; entrepreneur; co-founder and former CEO of Zillow

“iBuying has barely scratched the surface of real estate, one of the biggest addressable markets in the world. In general, real estate continues to be mostly analog, in contrast to other industries like grocery, autos and pharmaceuticals, but consumers demand online solutions. As they bring more transactions online, we believe online real estate as a whole is poised to grow rapidly in the coming years and that Offerpad is incredibly well-positioned to grab a huge piece of this market.”

Alexander Klabin, co-chair of Supernova; founder and CEO of Ancient

“Offerpad has a huge market opportunity, compelling unit economics and solves a large consumer need. We are impressed that the Offerpad team has built a large and efficient business with relatively little capital. As a public company, well-capitalized and positioned for growth, Offerpad will be entering its next chapter with great momentum.”

Transaction Overview

The business combination values Offerpad at a post-transaction equity value of approximately $3.0 billion. The transaction is expected to provide up to $650 million in gross cash proceeds to the combined company, including up to $403 million of cash held in Supernova’s trust account from its initial public offering in October 2020, a fully committed $200 million common stock PIPE and a $50 million direct investment by affiliates of Supernova.

Existing Offerpad shareholders will roll 100% of their equity into the combined company and are expected to own approximately 75% of the combined company at closing. Offerpad’s founder and CEO, Brian Bair, will receive high vote stock that is expected to represent approximately 35% of the voting power of the combined company. Upon completion of the transactions, and after payment of expected transaction expenses and paydown of certain of Offerpad’s debt, Offerpad expects to add approximately $600 million of cash to the balance sheet to fund operations and support new and existing growth initiatives. All references to cash on the balance sheet, available cash from the trust account and retained transaction proceeds are subject to any redemptions by the public stockholders of Supernova in connection with the business combination and payment of transaction expenses.

The transaction, which has been unanimously approved by the boards of directors of Offerpad and Supernova, is subject to approval by Supernova’s stockholders and other customary closing conditions, and is expected to be completed in the second or early third quarter of 2021.

A more detailed description of the transaction terms and copies of the key transaction agreements will be included in a current report on Form 8-K to be filed by Supernova with the SEC.

Advisors

J.P. Morgan Securities LLC is serving as exclusive financial advisor to Offerpad. Latham & Watkins LLP is serving as legal counsel to Offerpad.

Jefferies LLC is serving as exclusive financial advisor to Supernova. J.P. Morgan Securities LLC and Jefferies LLC are serving as exclusive capital markets advisors to Supernova. Simpson Thacher & Bartlett LLP is serving as legal counsel to Supernova.

J.P. Morgan Securities LLC and Jefferies LLC served as placement agents for the PIPE financing. Skadden, Arps, Slate, Meagher & Flom LLP served as counsel to the placement agents.

Conference Call Information

Management of Offerpad and Supernova will host an investor call at 10 am EST on March 18, 2021, to discuss the proposed transaction. The call will be accompanied by a detailed investor presentation. Dial-in information is below. A presentation to accompany the call can be found at https://www.supernovaspac.com/news/presentations.

Participant Dial In

Domestic: (855) 945-3203

International: +1 (312) 584-0287

Universal Int’l Dial In: +1 (201) 431-1639

Conference ID: 81591

Forward-Looking Statements

Certain statements in this press release may be considered forward-looking statements. Forward-looking statements generally relate to future events or Supernova’s or Offerpad’s future financial or operating performance. For example, statements regarding Offerpad’s projected revenue results for 2021, anticipated growth in the industry in which Offerpad operates and anticipated growth in demand for the Offerpad’s services, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “pro forma”, “may”, “should”, “could”, “might”, “plan”, “possible”, “project”, “strive”, “budget”, “forecast”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Supernova and its management, and Offerpad and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: the outcome of any legal proceedings that may be instituted against Supernova, Offerpad, the combined company or others following the announcement of the business combination and any definitive agreements with respect thereto; the inability to complete the business combination due to the failure to obtain approval of the stockholders of Supernova or to satisfy other conditions to closing; changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the business combination; the ability to meet stock exchange listing standards following the consummation of the business combination; the risk that the business combination disrupts current plans and operations of Offerpad as a result of the announcement and consummation of the business combination; the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; costs related to the business combination; changes in applicable laws or regulations; the possibility that Offerpad or the combined company may be adversely affected by other economic, business, or competitive factors; Offerpad’s estimates of expenses and profitability; the evolution of the markets in which Offerpad competes; the ability of Offerpad to implement its strategic initiatives, expansion plans and continue to innovate its existing services; the impact of the COVID-19 pandemic on Offerpad’s business; and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Supernova’s final prospectus dated October 22, 2020 relating to its initial public offering.

Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither Supernova nor Offerpad undertakes any duty to update these forward-looking statements.

Additional Information and Where to Find It

Supernova intends to file a registration statement on Form S-4 with the Securities Exchange Commission (the “SEC”), which will include a proxy statement/prospectus, that will be both the proxy statement to be distributed to holders of Supernova’s common stock in connection with its solicitation of proxies for the vote by Supernova’s stockholders with respect to the proposed business combination and other matters as may be described in the registration statement, as well as the prospectus relating to the offer and sale of the securities to be issued in the business combination. After the registration statement is declared effective, Supernova will mail a definitive proxy statement/prospectus and other relevant documents to its stockholders. This press release does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the business combination. Supernova’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus included in the registration statement and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed business combination, as these materials will contain important information about Offerpad, Supernova and the business combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed business combination will be mailed to stockholders of Supernova as of a record date to be established for voting on the proposed business combination. Stockholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to Supernova’s secretary at 4301 50th Street NW, Suite 300 PMB 1044, Washington, D.C. 20016, (202) 918-7050.

Participants in the Solicitation

Supernova and its directors and executive officers may be deemed participants in the solicitation of proxies from Supernova’s stockholders with respect to the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in Supernova is contained in Supernova’s prospectus dated October 22, 2020 relating to its initial public offering, which was filed with the SEC and is available free of charge at the SEC’s website at www.sec.gov. To the extent such holdings of Supernova’s securities may have changed since that time, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the proposed business combination when available.

Offerpad and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Supernova in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement/prospectus for the proposed business combination when available.

No Offer or Solicitation

This press release does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of Supernova, Offerpad, or any of their respective affiliates.

About Offerpad

Offerpad’s mission is to provide the best way to buy and sell a home. Period. Founded in 2015, Offerpad has revolutionized residential real estate with its one-stop Real Estate Solutions Center and leading digital platform, empowering customers to sell and buy a home their way. Offerpad currently operates in 900+ cities and towns across the U.S. and plans to continue its expansion. For more information, visit www.offerpad.com.

Media Relations Contact:

Katie Curnutte

617.640.9765

katie@supernovaspac.com

Laura Collins, Offerpad

480.220.0021

press@offerpad.com